                        Exhibit 3.1

CORPORATE
        CHARTER

I,
        DEAN
        HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that PHOENIX
        INTERNATIONAL VENTURES, INC., did on August 7, 2006, file in this office the
original
        Articles of Incorporation; that said Articles of Incorporation are now on file
        and of record in
        the
        office of the Secretary of State of the State of Nevada, and further, that said
        Articles contain all
        the
        provisions required by the law of said State of Nevada.

IN
        WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of
        State, at my office on August 10,2006.

/s/
        DEAN HELLER

Dean
        Heller

Secretary
        of State

                    DEAN
HELLER

                    CHARLES
                    E.MCORE

                    Secretary
of
                    State

                    Securities Administrator

                    RENEE
                    L. PARKER

                      STATE
                      OF NEVADA

                    SCOTT
                    W.
                    ANDERSON

                   Chief
                    Deputy
                   Secretary
                    of State

                   Deputy
                    Stcrrtary
                   for
                    Commercial Recordings

                    PAMELA
                    RUCKEL.

                   OFFICE
                    OF THE

                   ELLICK
                    HSU

                    Deputy
                    Secretary
                   for
                    Southern
                    Nevada

                   SECRETARY
                    OF STATE

                   Deputy
                    Secretary
                   for
                    Elections

Certified
          Copy

August
          10,2006

Job
          Number:     C20060808-1973

Reference
          Nnmber:

Expedite:

Through
          Date:

The
          undersigned filing officer hereby certifies that the attached copies are true
          and exact copies of all requested statements and related subsequent documentation filed with the Secretary
          of State's Office, Commercial Recordings Division listed on the attached report.

Document Nnmber(s)
Description
Number of Pages

20060508059-95
Articles of Incorporation
                1 Pages/1
Copies

Respectfully,

            /s/
            DEAN HELLER

          Dean
            Heller

            Secretary of State

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0595152006-5
                                                                 Document Number
                                                                  20060508059-95

                                                                     Date Filed:
                                                           8/7/2006 08:59:26 AM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:              Phoenix International Ventures, Inc.

2. Resident Agent Name &
   Street Address:                   National Corporate Research, Ltd.
                                     202 S. Minnesota Street
                                     Carson City, NEVADA 89703

3. Shares:                           Number of Shares with par value: Preferred 1 Million
                                     Number of Shares with par value: Common 50 Million
                                     Par value: .001
                                     Par value: .001

4. Name & Address of Board
   Of Directors/Trustees:            Zahir Teja
                                     2201 Lockheed Way
                                     Carson City, NV  89706

                                     Niv Nissenson

                                     2201 Lockheed Way
                                     Carson City, NV  89706

5. Purpose:                          The purpose of this Corporation shall be:

6. Name, Address & Signature
   Of Incorporator:                  Zahir Teja               /s/ Zahir Teja
                                     2201 Lockheed Way
                                     Carson City, NV  89706

7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                            I hereby accept appointment as Resident
                                     Agent for the above named corporation.

                                     /s/ Zahir Teja                     7/28/06
                                     Authorized Signature of R.A.        Date